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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 16, 2000
                                                --------------------------------


                            AIRTRAN HOLDINGS, INC.
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            (Exact name of registrant as specified in its charter)


           Nevada                        0-26914                 58-2189551
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


9955 AirTran Boulevard, Orlando, Florida                        32827
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code         (407) 251-5600
                                                  ------------------------------

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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         On October 16, 2000, the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2000. A copy of the press release is filed herewith as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

(a)      Financial Statements:  None
(b)      Pro Forma Financial Statements:  None
(c)      Exhibits.  The following exhibits are filed with this Report:

         99.1 - Press Release of the Registrant (October 16, 2000)

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AIRTRAN HOLDINGS, INC.



                                    By:  /s/ Stanley J. Gadek
                                       -----------------------------------------
                                       Name:  Stanley J. Gadek
                                       Title: Senior Vice President-Finance and
                                              Chief Financial Officer

Dated: October 18, 2000

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